SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 April 13, 2007


                          GALES INDUSTRIES INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)


       Delaware                    000-29245                  20-4458244
       --------                    ---------                  ----------
       State of                    Commission                 IRS Employer
       Incorporation               File Number                I.D. Number


                 1479 North Clinton Avenue, Bay Shore, NY 11706
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                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers.

      At its meeting on April 13, 2007, the Board of Directors (the "Board") of Gales Industries Incorporated accepted the resignation of Rounsevelle W. Schaum from his position as a member of the Board and from all committees on which he was then serving.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 19, 2007

                                                   GALES INDUSTRIES INCORPORATED


                                                   By: /s/ Peter Rettaliata
                                                       -------------------------
                                                       Peter Rettaliata
                                                       Chief Executive Officer